OPTION AGREEMENT

SILVER DISTRICT PROPERTY

THIS AGREEMENT made effective this 28th day of August, 2012 (the “Effective Date”).

BETWEEN:

MAGELLAN GOLD CORPORATION, a Nevada company with an office at c/o Richard Harris, 6121 Lakeside Drive, Suite 260, Reno, Nevada 89511 (the “Optionee”)

AND:

COLUMBUS SILVER (U.S.) CORPORATION, a Nevada company with an office located at 573 E. Second Street, Reno, Nevada, 89502 (the “Optionor”)

WHEREAS:

A.

Pursuant to the Letter of Agreement dated May 10, 2003 between The Other Mining Company (U.S.) Inc. (as Hidefield Gold (U.S.) Corporation was then known) (“TOMC”) and Purple Vein Resources Ltd. (as Columbus Gold Corp. was then known) (“Columbus Gold”), as amended June 18, 2003 by the same parties, and as clarified by Columbus Gold Corp. Letter Re: Nevada Properties dated June 13, 2005 between Columbus Gold and TOMC (collectively, the “TOMC Agreement”), among other things unpatented mining claims in Arizona were sold to Columbus Gold. Certain of those mining claims are described in Appendix “A” attached hereto (the “TOMC Unpatented Claims”);

B.

The TOMC Unpatented Claims are subject to a 1.5% net smelter returns royalty owed to TOMC (the “TOMC Royalty”);

C.

Pursuant to the Option Agreement dated February 1, 2007 between Columbus Gold (U.S.) Corporation (“Columbus Gold USA” and together with Columbus Gold, “CGT”) and Mary K. Laccinole, William F. Hindle, and Robert F. Hindle (the “Laccinole Option Agreement”), Columbus Gold USA was granted an option over the James G. Blaine patented lode mining claim located in La Paz County, Arizona, as more fully described in Appendix “A” attached hereto (the “James G. Blaine Patented Claim”);

D.

The James G. Blaine Patented Claim is subject to a 5% net profits royalty in the event that the option under the Laccinole Option Agreement is exercised (the “Laccinole Royalty”);

E.

Pursuant to the Arizona State Mineral Exploration Permit #08-114891 (the “Arizona State Mineral Lease”), the Optionor has been granted a lease over approximately 154.660 acres located in Arizona as more fully described in Appendix “A” attached hereto;

F.

Pursuant to the Purchase Agreement (Unpatented Mining Claims) dated August 28, 2006 between Columbus Gold USA and Robert Bell, Columbus Gold USA purchased the unpatented mining claims located in the Silver (Red Cloud) Mining District described in Appendix “A” attached hereto (the “Bell Unpatented Claims”);

G.

Pursuant to the Lease Agreement dated August 28, 2006 between Columbus Gold USA and Robert Bell (the “Bell Lease”), Columbus Gold USA was granted a lease over three mining claims situated in the Silver (Red Cloud) Mining District, La Paz County, Arizona, being the patented lode mining claim named Red Cloud, and the unpatented mining claims named Plata No.1 and Plata No.2, situated in the Silver as more fully described in Appendix “A” attached hereto (the “Bell Leased Claims”);

H.

The Bell Leased Claims are subject to a 2% net smelter returns royalty under the Bell Lease (the “Bell Lease Royalty” and together with the TOMC Royalty and the Laccinole Royalty, the “Royalties”);

I.

Pursuant to the Assignment Agreement dated effective September 1, 2007 between CGT and the Optionor (the “CGT Assignment Agreement”), the Optionor was assigned (among other things) all of CGT’s rights to the TOMC Claims, the Laccinole Option Agreement, the Bell Unpatented Claims, and the Bell Lease, and all of CGT’s rights to the TOMC Unpatented Claims and the Bell Unpatented Claims;

J.

The Optionor also holds certain additional unpatented mining claims located in Arizona, as are more fully described in Appendix “A” attached hereto (the “Other Unpatented Claims”, and together with the TOMC Unpatented Claims and the Bell Unpatented Claims, the “Unpatented Claims”);

K.

Pursuant to the Purchase Agreement (Patented Mining Claims) dated September 1, 2007 between the Optionor and Paul W. Fornaciari Trust and the Ronald C. Johnson Trust, the Optionor purchased on an “as-is” basis the patented lode mining claims named Pacific and Black Rock, as are more fully described in Appendix “A” hereto (the “Fornaciari Patented Claims”);

L.

The Fornaciari Patented Claims and the Unpatented Claims are referred to herein as the “Owned Claims”;

M.

The TOMC Agreement, Laccinole Option Agreement, Arizona State Mineral Lease, and the Bell Lease are referred to collectively herein as the “Underlying Agreements”, copies of which are attached hereto as Appendix “B”;

N.

The Owned Claims and the mineral claims underlying the Underlying Agreements are referred to collectively herein as the “Property”;

O.

The Optionor desires to grant an exclusive option to the Optionee to take 100% assignment of the Optionor’s interest in and to the Underlying Agreements, and to take ownership of 100% of the Optionor’s interest in and to the Owned Claims, subject to the royalties applicable thereto, and upon the terms and subject to the conditions contained herein.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises, the mutual covenants herein set forth and the sum of One Dollar ($1.00) of lawful money of the United States of America now paid by the Optionee to the Optionor, the receipt and sufficiency of all of the foregoing being acknowledged by the parties hereto, the parties hereto do hereby mutually covenant and agree as follows:

1.

THE OPTION

1.1.

Grant of Option. The Optionor hereby grants to the Optionee the sole and exclusive right and option, subject to the terms of this Agreement, to take assignment of 100% of the Optionor’s right, title and interest in and to the Underlying Agreements and to take ownership of 100% of the Optionor’s right, title and interest in and to the Owned Claims, subject to the royalties applicable thereto, including without limitation the Royalties (the “Option”).

1.2.

Term of Option. The Option shall remain in force during the term of this Agreement, from the date hereof to and including the date of exercise of the Option, termination of this Agreement, or January 1, 2015 whichever comes first (the “Option Period”).

1.3.

Rights During Option Period. During the Option Period, the Optionee and its employees and agents and any person duly authorized by the Optionee shall be entitled to the same rights held by the Optionor respecting the Property, including without limitation access thereto.

2.

OPTION OBLIGATIONS

2.1.

Payments and Obligations. In order to maintain the Option in good standing and to earn the interest in the Property herein provided, the Optionee must duly complete the following:

(a)

the Optionee must pay to the Optionor an aggregate of $1,013,200, as follows (collectively, the “Payments”):

(i)

$63,200 on signing of this Agreement;

(ii)

$50,000 on or before December 31, 2012;

(iii)

$400,000 on or before December 31, 2013; and

(iv)

$500,000 on or before December 31, 2014; and

(b)

until all Payments are made and the Option is exercised in accordance with the terms and conditions contained herein, the Optionee must pay to the

Optionor (collectively, the “Obligations”) the following amounts, which Obligations are exclusive of Payments and will not be credited as Payments hereunder:

(i)

all mining claim maintenance and rental fees that would be otherwise due to the appropriate government agency or agencies including without limitation the Arizona Bureau of Land Management on or after October 1, 2012 in order to keep the Property in good standing. The Optionee must make these payments to the Optionor no later than 30 days before the due date on which such payments are required to be paid to such appropriate government agency or agencies in order to keep the Property in good standing. The Optionor will forward such payments to the appropriate government agency or agencies promptly upon receipt thereof; and

(ii)

all amounts of money that would be otherwise due and payable to the other party or parties to the Underlying Agreements on or after October 1, 2012 in order to keep such agreements in good standing, including without limitation lease and rent payments, royalty and advance royalty payments, and option payments. The Optionee must make these payments to the Optionor no later than 30 days before the due date on which such payments are required to be paid to such other party or parties under the Underlying Agreements. The Optionor will forward such payments to the appropriate party or parties to the Underlying Agreements promptly upon receipt thereof; and

(c)

promptly complete any and all notice and recording requirements in connection with this Agreement or the Underlying Agreements.

2.2.

Acquisition of Interest. Upon the payment of the Payments by the Optionee to the Optionor, and provided the other Obligations due by such date have been duly completed by the Optionee, on such date the Option shall have been exercised and the Optionor will be deemed to have, on an “as-is” basis:

(a)

assigned 100% of its right, title and interest in and to the Underlying Agreements to the Optionee; and

(b)

sold 100% of its right, title and interest in and to the Owned Claims to the Optionee;

subject to any royalties applicable thereto (including without limitation the Royalties).

2.3.

Transfer of Property. In the event that the Optionee successfully exercises the Option pursuant to this Agreement, then at the same time as the Optionor makes the final Payment to the Optionee:

(a)

the Optionor and the Optionee agree to do all things as may be reasonably necessary to formally transfer the Optionor’s right, title and interest in and to the Underlying Agreements, the Owned Claims, and the Royalties to the Optionee, including without limitation execution of formal transfer documents, recording, and so forth, provided that all costs associated therewith will be borne by the Optionee. The Optionee acknowledges and agrees that it will negotiate and execute any agreements relating to the Royalties with the beneficiaries thereof in order to assume the Optionor’s obligations in connection therewith that the Optionor reasonably believes is required; and

(b)

the Optionor will deliver or cause to be delivered to the Optionee all available reports, maps, drill logs, documents, assay results and any other data in its possession respecting the Property (“Property Data”).

3.

OPTION ONLY

3.1.

Option Only. The Option is an option only and except as specifically provided otherwise, nothing herein contained shall be construed as obligating the Optionee to do any acts or make any payments hereunder and any act or acts, or payment or payments as shall be made hereunder shall not be construed as obligating the Optionee to do any further act or make any further payment.  If this Agreement is terminated the Optionee shall not be bound thereafter in debt, damages or otherwise under this Agreement save and except as provided for hereunder with respect to the Termination Obligations (as such term is defined herein), and all payments (including without limitation the Payments and the Obligations) theretofore paid by the Optionee shall be retained by the Optionor in consideration for entering into this Agreement and for the rights conferred on the Optionee thereby.

4.

ASSIGNMENT OF PROPERTY AND AGREEMENT

4.1.

Method of Assignment.

(a)

During the Option Period, neither the Optionor nor Optionee will sell, transfer, assign, mortgage, pledge or otherwise encumber its interest in this Agreement or its right or interest in the Option, Underlying Agreements, or Property without the consent of the other, such consent not to be unreasonably withheld provided that either the Optionor or Optionee will be permitted to assign this Agreement to an “Affiliate,” as that term is defined in the Business Corporations Act (British Columbia). Any purchaser, grantee, assignee or transferee of any assigned interest will be required to deliver to the other parties its agreement related to this Agreement and to the Property, containing:

(i)

a covenant by such assignee to perform all the obligations of the assigning party to be performed under this Agreement in respect of the interest to be acquired by it therefrom to the same extent as if this Agreement had been originally executed by the assigning party and such assignee as joint and several obligors making joint and several covenants; and

(ii)

a provision subjecting any further sale, transfer or other disposition of such interest in the Property and this Agreement or Option or any portion thereof to the restrictions contained in this Section.

(b)

No assignment of any interest less than its entire interest in this Agreement and in the Property will discharge an assigning party from any of its obligations hereunder, but upon the assignment by a party of the entire interest at the time held by it in this Agreement (whether to one or more assignees and whether in one or in a number of successive assignments), such assigning party will be deemed to be discharged from all obligations hereunder save and except for the fulfillment of contractual commitments accrued due prior to the date on which the assigning party completes the transfer of its entire interest.

5.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE OPTIONOR

5.1.

The Optionor represents, warrants and covenants to the Optionee (and acknowledges and confirms that the Optionee is relying on such covenants, representations and warranties in entering into this Agreement) that:

(a)

it is duly organized, validly existing and in good standing under the laws of the State of Nevada and that the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of its constating documents;

(b)

the Optionor has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(c)

neither the execution and delivery of this Agreement, nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated conflict with, result in the breach of or accelerate the performance required by, any agreement to which the Optionor is a party;

(d)

this Agreement constitutes a legal, valid and binding obligation of the Optionor;

(e)

the Underlying Agreements are in good standing;

(f)

the Optionor will make any payments that are due on or before September 30, 2012 that are required to be made by such date in order to keep the Property and the Underlying Agreements in good standing;

(g)

the Optionor will use commercially reasonable efforts to maintain all Property Data in its possession in safe condition during the currency of this Agreement;

(h)

upon request by the Optionee, and at the sole cost of the Optionee, the Optionor will deliver or cause to be delivered to the Optionee copies of all Property Data in its possession.

5.2.

Except as expressly represented, warranted and covenanted in the above Subsection, the Optionee acknowledges and agrees that the Optionor makes no other representations, warranties or covenants, express or implied, with respect to the Underlying Agreements, the Property and the subject matter of this Agreement. The Optionee acknowledges that it will not be entitled to, and does not and will not, rely on the Optionor, or its representatives or agents, as to the condition of the Underlying Agreements or the Property in any manner whatsoever, and that the Optionee has relied and will be relying on its own due diligence review in its decision to enter into this Agreement, in its decisions to complete the Payments and Obligations, and otherwise in its actions hereunder. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SET OUT IN THE ABOVE REPRESENTATIONS AND WARRANTIES OF THE OPTIONOR, ALL RIGHT, TITLE, OR INTEREST OPTIONED, ASSIGNED, OR SOLD HEREUNDER WILL BE COMPLETED ON AN AS-IS BASIS.

5.3.

The representations and warranties contained in the Subsection above are provided for the exclusive benefit of the Optionee and a breach of any one or more thereof may be waived by the Optionee in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in such Subsection will survive the execution hereof.

6.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE

6.1.

The Optionee covenants with and represents and warrants to the Optionor as follows, and acknowledges and confirms that the Optionor is relying on such covenants, representations and warranties in entering into this Agreement:

(a)

it has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(b)

it is duly organized, validly existing and in good standing under the laws of the State of Nevada and that the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of its constating documents;

(c)

neither the execution and delivery of this Agreement, nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated conflict with, result in the breach of or accelerate the performance required by, any agreement to which the Optionee is a party;

(d)

this Agreement constitutes a legal, valid and binding obligation of the Optionee;

(e)

it will, during the currency of this Agreement, do all work on the Property in a good and workmanlike fashion and in accordance with all applicable laws, regulations, orders and ordinances of any applicable governmental authority including without limitation the carrying and maintaining of liability insurance on employees, all laws and regulations regarding reclamation, protection of the environment or human health, applicable environmental statutes, regulations, ordinances, by-laws, and codes with respect to the Property;

(f)

it acknowledges and agrees that the Optionor and its authorized agents and representatives will be permitted to enter upon the Property at all reasonable times for the purposes of inspection, but will do so at its own risk and so as not to unreasonably hinder the operations of the Optionee. The Optionor will indemnify and hold the Optionee harmless from any damage, claim, or demand by reason of injury to the Optionor or its agents or representatives on the Property or the approaches thereto; and

(g)

it will, during the currency of this Agreement, indemnify and save the Optionor harmless in respect of any and all costs, claims, liabilities and expenses arising out of the Optionee’s activities on the Property and, without limiting the generality of the foregoing will, during the currency of this Agreement, carry not less than $1,000,000 in third party liability insurance in respect of its operations on the Property for the benefit of the Optionee and the Optionor as their interests appear, provided that the Optionee will incur no obligation hereunder in respect of claims arising or damages suffered after termination of the Option if upon termination of the Option any workings on or improvements to the Property made by the Optionee are left in a safe condition.

6.2.

The representations and warranties contained in the Subsection above are provided for the exclusive benefit of the Optionor and a breach of any one or more thereof may be waived by the Optionor in whole or in part at any time without prejudice to their rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in such Subsection will survive the execution hereof.

7.

AREA OF INTEREST

7.1.

Area of Interest. During the term of this Agreement, if either the Optionor or the Optionee, or any of their respective affiliates or associates, locate or acquire, directly or indirectly, either alone or in combination with others, any mining claim or other form of real property with the Area of Interest (an “AOI Claim”), then such mining claim or other form of real property will be deemed a part of the Property hereunder, such that, among other things:

(a)

if the Optionor has acquired such AOI Claim, in the event that the Option is successfully exercised, all of Optionor’s right, title and interest to such AOI Claim will be transferred from the Optionor to the Optionee for no additional consideration except for that set out herein; and

(b)

if the Optionee has acquired such AOI Claim, in the event that the Option is terminated without exercise hereunder, all of the Optionee’s right, title and interest to such AOI Claim will be transferred from the Optionee to the Optionor for no additional consideration except for that set out herein.

7.2.

Definition of Area of Interest. For the purposes of this Agreement, the term “Area of Interest” means that area encompassed within intersecting lines drawn parallel to and one mile from the outer boundaries of the Property, as is more fully shown on the map attached hereto as Appendix “C”. The parties agree that the description of the Property provided on such map is provided for ease of reference in connection with the Area of Interest set out above, and should not be relied upon for the purposes of determining the amounts required to be paid in connection with the Obligations due hereunder.

8.

DEFAULT AND TERMINATION

8.1.

Default. Notwithstanding anything in this Agreement to the contrary, if the Optionee should be in default in performing any requirement herein set forth (except for the requirement to make Payments and complete the Obligations on or before the applicable due date(s) as required herein), the Optionor will give written notice to the Optionee specifying the default (a “Notice of Default”) and the Optionee will not lose any rights granted under this Agreement, unless, within thirty (30) days after the giving of a Notice of Default by the Optionor, the Optionee has failed to take reasonable steps to cure the default by the appropriate payment or performance (the Optionee hereby agreeing that should it so commence to cure any defect it will prosecute the same to completion without undue delay), and if the Optionee fails to take reasonable steps to cure any such default, the Optionor will be entitled thereafter to terminate this Agreement and to seek any remedy it may have on account of such default.

8.2.

Terminable Events. This Agreement and the Option granted hereunder will be terminable by the Optionor by notice in writing to the Optionee in any of the following events:

(a)

if any of the Payments or Obligations required to be made hereunder have not been completed by the Optionee on or before the date on which such Payment or Obligation is required to be made hereunder; or

(b)

if the Optionee should be in default in performing any of its other obligations hereunder and has failed to take reasonable steps to cure such default within thirty (30) days after receipt of a Notice of Default from the Optionor.

8.3.

Optionee May Terminate at any Time. In addition to any other termination provisions contained in this Agreement, the Optionee will at any time have the right to terminate this Agreement without liability therefor by giving sixty (60) days’ written notice of such termination to the Optionor, and in the event of such termination this Agreement, subject to the Termination Obligations, will be of no further force and effect.

8.4.

Effect of Termination. From and after the date of termination of this Agreement, all right, title and interest of Optionee under this Agreement will terminate except for the Termination Obligations, and Optionee will not be required to make any further payments or to perform any further obligations hereunder concerning the Property.

8.5.

Obligations of Optionee on Termination. If this Agreement is terminated prior to the exercise of the Option, the Optionee will (collectively, the “Termination Obligations”):

(a)

deliver to the Optionor as soon as possible after receipt of written request from the Optionor copies (including without limitation hard copies, and copies in electronic or digital format) of Property Data compiled by the Optionee;

(b)

remove from the Property within twelve (12) months of the date of termination all mining facilities erected, installed or brought upon the Property by or at the instance of the Optionee, and any mining facilities remaining on the Property after the expiration of the said period will, without compensation to the Optionee, become the property of the Optionor; and

(c)

complete any Obligations that are due within thirty (30) days prior to the date of termination.

9.

NOTICE

9.1.

Notice. Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered or if mailed by registered mail in Canada or the United States of America (save and except during the period of any interruption in the normal postal service within Canada or the United States of America) or sent by facsimile or email, in the case of the Optionee addressed as follows:

MAGELLAN GOLD CORPORATION

c/o Richard Harris

6121 Lakeside Drive, Suite 260

Reno, Nevada 89511 USA

Facsimile No.:

 707-736-7070

Email: johncaseypower@gmail.com

with a copy to:

JOHN POWER

P.O. Box 114

The Sea Ranch, CA 95497

and in the case of the Optionor addressed as follows:

COLUMBUS SILVER (U.S) CORPORATION
1090 Hamilton Street

Vancouver, British Columbia

V6B 2R9

Facsimile No.:  604-689-3609

Email: Robert@mineralcorporations.com

with a copy to:

CORDILLERAN EXPLORATION COMPANY, LLC

573 E 2nd Street

Reno, Nevada

89502-1090

USA

Facsimile Number: 775-324-4811

Email: AWallace@cordexnv.com

and any notice given as aforesaid shall be deemed to have been given, if delivered, when delivered, if sent by facsimile or email, when received, or if mailed on the third business day after the date of mailing thereof.  Either party may from time to time by notice in writing change its address for the purpose of this paragraph.

10.

CURRENCY AND PAYMENTS

10.1.

Currency. All sums of money expressed in this Agreement are expressed in the lawful money of the United States of America.

10.2.

Payments. Any payments to the Optionor (including without limitation the Payments and the Obligations) that the Optionee may make under the terms of this Agreement shall be deemed to have been well and sufficiently made in timely manner if, among other things, cheques payable to the Optionor are mailed to the Optionor at the address stipulated for receiving notices hereunder by prepaid registered mail from a point in Canada or the United States of America on or before the date such payment is to be made.

11.

GOVERNING LAW

11.1.

Governing Law. This Agreement, and all disputes or claims arising out of or in connection with it, shall be governed by and construed in accordance with the laws of the State of Nevada.

11.2.

Jurisdiction. The parties to this agreement irrevocably and unconditionally agree that the Courts of Nevada shall have exclusive jurisdiction over all disputes or claims arising out of or in connection with this agreement.

12.

ACKNOWLEDGEMENT – PERSONAL INFORMATION

12.1.

Personal Information.  The undersigned hereby acknowledges and consents, if required by TSX Venture Exchange (the “Exchange”) policy, by law, or by applicable regulatory authorities, to:

(a)

the disclosure to the Exchange and all other regulatory authorities of all personal information of the undersigned obtained by the other party; and

(b)

the collection, use and disclosure of such personal information by the Exchange and all other regulatory authorities in accordance with the requirements, including the provision to third party service providers, from time to time.

13.

DISCLOSURE OF INFORMATION

13.1.

News Releases. Subject to the requirements of applicable laws, any news release of either party hereto relating to the Property or to this Agreement will be provided to the other party not less than twenty-fours in advance of its release, and the originating party will use its reasonable best efforts to provide comments thereto in order to bring the form and content thereof to the standards required by such party.

14.

MISCELLANEOUS

14.1.

Prior Agreements. This Agreement supersedes and replaces all prior agreements between the parties hereto with respect to the Property, which said prior agreements shall be deemed to be null and void upon the execution hereof.

14.2.

Further Assurances. The parties hereto agree to execute all such further or other assurances and documents and to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Agreement.

14.3.

Time is of the Essence. Time shall be of the essence of this Agreement.

14.4.

Titles. The titles to the respective paragraphs hereof shall not be deemed as part of this Agreement but shall be regarded as having been used for convenience only.

14.5.

Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, and assigns.

15.

COUNTERPARTS

15.1.

Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document.  All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart. A fax transcribed copy, PDF, or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

IN WITNESS WHEREOF the parties hereto have hereunto executed these presents as of the day and year first above written.

COLUMBUS SILVER (U.S.) CORPORATION __/s/ Andy Wallace________ Andy Wallace, Vice-President	MAGELLAN GOLD CORPORATION __/s/ John Power ___ John Power, President and CEO

APPENDIX “A”

PROPERTY DESCRIPTION

TOMC Unpatented Claims

DESCRIPTION:

Unpatented mining claims located in Sections 24-26, 34-36, Township 3 South, Range 23 West and Sections 1-3, 11, 12, 14, Township 4 South, Range 23 West, G&SRB&M, La Paz County, Arizona:

Claim Name

BLM AMC Number

County Document Number OR

Book

Page

*POP #1 (2dAm)

AMC# 43990

1102

172

*POP #2 (2d Am)

AMC# 43991

1222

101

*POP #3 (2d Am)

AMC# 43992

1222

103

*POP #4 (2d Am)

AMC# 43993

1222

109

*POP #5 (2d Am)

AMC# 43994

1222

111

*POP #6 (2d Am)

AMC# 43995

1222

115

*POP #7 (2d Am)

AMC# 43996

1222

117

*POP #8 (2d Am)

AMC# 43997

1222

119

*POP #9 (2d Am)

AMC# 43998

1222

121

*POP #10 (2d Am)

AMC# 43999

1222

123

*POP #11 (2d Am)

AMC# 44000

1222

125

*POP #13 (2dAm)

AMC# 44002

1222

127

*POP #14 (2dAm)

AMC# 44003

1222

129

*POP #15 (2dAm)

AMC# 44004

1222

131

*POP #16 (2dAm)

AMC# 44005

1222

133

*POP #17 (Am)

AMC# 44006

1222

135

*POP #19 (Am)

AMC# 44008

1102

226

*POP #21 (Am)

AMC# 44010

1102

232

*POP #22 (Am)

AMC# 44011

1102

235

*POP #24 (2d Am

AMC# 44013

1222

139

*POP #25 (2d Am

AMC# 44014

1222

141

*POP #26 (2d Am

AMC# 44015

1222

143

*POP #27 (2d Am

AMC# 44016

1222

145

*POP #28 (2d Am

AMC# 44017

1222

147

*POP #29 (2d Am

AMC# 44018

1222

734

*POP #30 (Am)

AMC# 44019

1102

259

*POP #31 (Am)

AMC# 44020

1102

262

*POP #32 (Am)

AMC# 44021

1102

265

*POP #37 (2d Am)

AMC# 44026

1222

153

*POP #38 (2d Am)

AMC# 44027

1222

157

*POP #43 (Am)

AMC# 44032

1102

295

*POP #50 – POP #51

AMC# 207723-207724

# 835428-835429

*POP #53 – POP #57

AMC# 207725-207729

# 835430-835434

*POP #62

AMC# 207734

# 835439

*RUF #1

AMC# 129269

1222

207

*RUF #2

AMC# 129270

1222

209

*RUF #5

AMC# 129273

1222

215

*RUF #9

AMC# 129277

1222

223

*RUF #10

AMC# 129278

1222

225

*RUF #12

AMC# 129280

1222

229

*RUF #13

AMC# 129281

1222

231

*RUF #14

AMC# 129282

1222

233

*RUF #15

AMC# 129283

1222

235

*RUF #17

AMC# 129285

1222

239

*RUF #18

AMC# 129286

1222

241

*RUF #22

AMC# 129290

1222

249

*RUF #23

AMC# 129291

1222

251

*RUF #24

AMC# 129292

1222

253

*MIL #1

AMC# 129261

1222

191

*MIL #2

AMC# 129262

1222

193

*MIL #3

AMC# 129263

1222

195

*MIL #4

AMC# 129264

1222

197

*MIL #5

AMC# 129265

1222

199

*MIL #6

AMC# 129266

1222

201

*G + W #2

AMC# 129255

1222

179

*G + W #3

AMC# 129256

1222

181

*G + W #4

AMC# 129257

1222

183

James G. Blaine Patented Claim

JAMES G. BLAINE Patented Mining Claim – MS 1258-A

Parcel #301-31-001 La Paz Co. Assessor

Section 25, Township 3 South, Range 23 West, G&SRB&M, La Paz County, Arizona

Arizona State Mineral Lease

LEGAL DESCRIPTION:

Land #

Legal Description

Acreage

04.0-S-23.0-W-02-15-030-1006

W2L4 E2L5 W2L6 SWNW

154.660

W2SENW NESW

Bell Unpatented Claims

DESCRIPTION:

Unpatented mining claims located in Sections 24-26, 34-36, Township 3 South, Range 23 West and Sections 1-3, 11, 12, 14, Township 4 South, Range 23 West, G&SRB&M, La Paz County, Arizona:

Claim Name

BLM AMC Number

County Document Number OR

Book

Page

**Ruth #1 Amended

AMC# 44216

Book 1222

**Ruth #3 Amended

AMC# 44218

Book 1222

**Ruth #5 Amended

AMC# 44220

Book 1222

**Ruth #7 Amended

AMC# 44222

Book 1222

**Plata No. 3 Amended

AMC# 44191

Book 1011

**Plata No. 5 Amended

AMC# 44193

Book 1011

**Plata No. 6 Amended

AMC# 44194

Book 1011

**Plata No.10 Amended

AMC# 44195

Book 1011

**Plata No.11 Amended

AMC# 44196

Book 1011

**Plata No.12 Amended

AMC# 44197

Book 1011

**Plata No.14

AMC# 44199

Book   598

**Plata No.15 Amended

AMC# 44200

Book 1011

**Chuck No.5

AMC# 44208

Book   609

**Chuck No.7

AMC# 44210

Book   609

**Chuck No.9

AMC# 44212

Book   609

Other Unpatented Claims

DESCRIPTION:

Unpatented mining claims located in Sections 24-26, 34-36, Township 3 South, Range 23 West and Sections 1-3, 11, 12, 14, Township 4 South, Range 23 West, G&SRB&M, La Paz County, Arizona:

Claim Name

BLM AMC Number

County Document Number OR

Book

Page

PL-1 – PL-2

AMC# 366944-366945

# 2005-04698 – 2005-04699

Arch

AMC# 366937

# 2005-04700

RU 1 – RU 3

AMC# 366947-366949

# 2005-04701 – 2005-04703

CH-1 – CH-6

AMC# 366938-366943

# 2005-04704 – 2005-04709

POP 39

AMC# 366946

# 2005-04710

A-1

AMC# 369924

# 2006-00883

RIHO

AMC# 369925

# 2006-00884

MAX 13-26

AMC# 386562-386575

# 2007-05726 – 2007-05739

Bell Leased Claims

DESCRIPTION:

Sections 34 and 35, Township 3 South, Range 23 West and Sections 1 and 11, Township 4 South, Range 23 West, G&SRB&M, La Paz County, Arizona

LEASED:

2 Unpatented Claims:

Claim Name

BLM AMC Number

County Document Number OR

Book

Page

Plata No. 1 (3rd Amended)

AMC# 44189

Book 1222

Plata No. 2 (2nd Amended)

AMC# 44190

Book 1229

LEASED:

1 Patented Claim:

Red Cloud Patented Mining Claim – MS 749

Parcel #301-34-003 La Paz Co. Assessor

Fornaciari Patented Claims

DESCRIPTION: Sections 11, 12, Township 4 South-Range 23 West, G&SRB&M, La Paz County, Arizona

PURCHASED:

2 Patented Claims:

BLACK ROCK

Patented Mining Claim – MS 291 Parcel #301-34-002 La Paz Co. Assessor

PACIFIC

Patented Mining Claim – MS 292 Parcel #301-34-002 La Paz Co. Assessor

APPENDIX “B”

THE UNDERLYING AGREEMENTS

1 – TOMC AGREEMENT

APPENDIX “B”

THE UNDERLYING AGREEMENTS

2 – LACCINOLE OPTION AGREEMENT

APPENDIX “B”

THE UNDERLYING AGREEMENTS

3 – ARIZONA STATE MINERAL LEASE

APPENDIX “B”

THE UNDERLYING AGREEMENTS

4 – BELL LEASE

APPENDIX “C”

AREA OF INTEREST MAP